                                                                    Exhibit 10.7


ORACLE     NETWORK LICENSE ORDER FORM


  Customer Name:  Digex Corporation                    Contract Administrators:  Steve Keifer
         (An Intermedia Communications Company)
     Customer Location:  1 Digex Plaza                        Phone:  301-847-3200
           Beltsville, MD 20705                                 Fax:
                          Technical Contact:  Steve Keifer    Phone:301-847-3200
                             Email Address:                     Fax:

                          ORACLE CONTRACT INFORMATION


          Agreement:  Software License and Services Agreement
Agreement Name:       SLSA-259108-26-FEB-98 This Network License Order Form and
                      attachment(s) ("Order Form") are placed in accordance with the agreement specified above ("Agreement"). Customer hereby orders the Program licenses described herein for use in the Territory, unless otherwise specified. The
                      Network is defined as any of Computers of the Designated
                      Systems listed in this Order From, except for Computer-based or Processor-based licenses or other similar licenses as specified herein.


1.   DESIGNATED SYSTEMS/PROGRAMS

                 Make/Model:  Sun Space
          Operating System:   Solaris 2
                    Media:    CD

                 Make/Model:  Sun Space
          Operating System:   Solaris 2
                    Media:    CD

                                                                                  Net          Net
Description                   Quantity    License Level       License Type    License Fee  Support Fee
------------------------------------------------------------------------------------------------------
Per Unit Licenses:
-----------------
For use in the U.S.              50       Web Specific         Processor      $1,868,750   $  669,094
Oracle8 Enterprise Edition

                                          User Based Fees:     $1,868,750
                                          Net License Fees:    $1,868,750
                      ---------------------------------------
User Based Support Fee:                                        $1,159,763
Technical Support through November 30, 2001 Fee:               $1,159,763
Technical Support Type:                                        Bronze


                                                            --------------
                                        Total Fees:           $3,028,513
                                                            --------------

ORACLE

B.   GENERAL TERMS

1.   Technical Support.  Annual Technical Support services ordered by Customer
     -----------------
     will be provided under Oracle's Technical Support policies and pricing in effect on the date Technical Support is ordered and shall be effective upon shipment (or upon Order Form Effective Date for products not requiring shipment); Technical Support through November 30, 2001 is quoted above. Fees for Technical Support are due and payable annually in advance.

2.   Miscellaneous.  Customer is licensed to use each Program only on the
     -------------
     Designated System(s) specified in Section A of this Order From and for which such Program is available on the Effective Date. The Program Summary included with this Order Form specifies the Programs on the particular Designated Systems requested by Customer, which have been shipped to Customer. Customer acknowledges that Oracle has delivered to the Customer Location, for use in the U.S., 1 copy of the software media ("Master Copy") and 1 set of Documentation (CD-ROM or bound, whichever is generally available) for each Program currently available in production release as of the Effective Date for use on the Network. Customer shall have the right to make up to 1 copy of the Program(s), including Documentation, for each license of the Program(s) and the Customer shall be responsible for installation of the software. All fees under this Order Form shall be due and payable net 30 days from date of invoice, and shall be non-cancellable and the sums paid nonrefundable. Customer agrees to pay applicable sales/use tax and media charges. If Customer loses or damages the media containing a Program licensed hereunder, upon Customer's written notice Oracle will provide a replacement copy thereof, under Oracle's then-current Technical Support policies, for a media and shipping charge. The following shipping terms shall apply: FOB Destination, Prepaid, and Add. These terms shall also apply to any options exercised by Customer. Oracle may refer to Customer as a customer in sales presentations, marketing vehicles and activities.

3.   WEB SPECIFIC PROGRAMS

1.   Web Specific.  Web Specific Program(s) shall mean Program license(s) which
     ------------
     may only be accessed by Customer's customers ("Third Parties") via Internet networking protocols and which are limited to use solely for hosting the Third Parties' web pages ("Web Pages"). Notwithstanding any use restrictions in the Agreement or Oracle Program License Terms, Web Specific Program(s) may only support Web Pages that allow Third Parties access solely for viewing, querying or adding data only, so long as such use is in accordance with the other terms of the Agreement. Web Specific Programs are to be generated by Customer from Full Use Programs.

2.   License Term.  Notwithstanding Section 4.1 of the Agreement, the Web
     ------------
     Specific Program licenses acquired by Customer under this Order Form shall be valid from the Effective Date until 30 months from the Effective Date or unless otherwise terminated pursuant to Section B.3, or the Agreement ("License Term"). These Program licenses are not perpetual.

3.   Termination.  Upon expiration or termination of the License Term or any
     -----------
     renewal term thereof, Customer shall cease using the Web Specific Programs and shall return to Oracle, or destroy such Web Specific Programs in accordance with the Agreement. If such term expires or terminates for whatever reason, neither party will be liable to the other because of such expiration or termination for damages for the loss of prospective profits, anticipated sales, or good will, provided, however, that expiration or termination of the Web Specific Program licenses shall not relieve either party from its liability to pay any fees which have accrued to the other party as of the expiration or termination, or which accrue after such expiration or termination. Any election to terminate the licenses ordered under this Order Form for breach of contract shall not limit either party's right to seek equitable or other appropriate relief relating to the breach. Customer shall not be entitled to any refunds or credits of any fees to pay Oracle for termination of a Web Specific Program license before the end of the License Term.

4.        OTHER

1.        a.  Applicable License Fee.  For the purposes of this Order Form, the
              ----------------------
              Applicable License Fee shall be calculated as follows:

              ((Applicable List License Fee of Program as of the Effective Date
              * Number of Possession * 50* 1.25)/36)' *Number of months remaining in the License Term

              Example: Customer purchases 150 Processors of Oracle8 Enterprise Edition. The Applicable License Fee would be:

               ((1495 = 150 / 50-1.25)/36) * Number of months remaining in the License Term

          b.  Applicable First Year Bronze Technical Support Fee: For the
              --------------------------------------------------
              purposes of this Order From, the Applicable First year Bronze Technical Support Fee shall be calculated as follows:

              Applicable List First year Bronze Technical Support Fee of program as of the Effective Date * Number of Processors / 50 - 1.25

              Example: Customer purchases 150 Processors of Oracle 8 Enterprise Edition. The Applicable First Year Bronze Technical Support Fee would be:

               300 * 150 * 50 * 1.25

2.   Additional License Increments.  For 30 months from the Effective Date,
     -----------------------------
     provided Customer has continuously maintained Technical Support, Customer may increase the quantity of each applicable License Type accessing the Programs on this Order Form ("Additional License Increment") by paying Oracle additional license fees less the discounts specified below. Such discounts shall be off the Applicable License Fee.

                                                                    Discount off         Discount off
                                                                     Applicable       Applicable First
                                                                  License Fee per        Year Bronze
                                                     License       each Additional     Technical Support
                                                    ---------        License        Fee per Additional
Program           License Type  License Level       Increment        Increment        License Increment
-------           ------------  -------------       ---------    -----------------  --------------------
Oracle8            Processor     Web Specific     50-99                40%                   30%
Enterprise
Edition

Oracle8            Processor     Web Specific     100-199              50%                   30%
Enterprise
Edition

Oracle8            Processor     Web Specific     200 and              60%                   30%
Enterprise                                        above
Edition


     Each order placed for Additional License Increments must be at least $10,000 in net license fees; applicable sales tax will be added to the fee. All applicable fees shall be due and payable on the date that Customer notifies Oracle in writing of its exercise of this option; Oracle has no shipment obligation. Upon election, this payment obligation is non-cancellable, and the sum paid is nonrefundable.

     At the time of election, Customer must be current on its Technical Support payments and Customer may obtain First year Bronze Technical Support services from Oracle for an Additional License Increment ordered pursuant to this option at the Applicable First year Bronze Technical Support fees less the discounts specified above. During the 2 year period specified in this Section, Technical Support shall be provided pursuant to Oracle's policies in effect as of the Effective Date. Thereafter, Customer may obtain Technical Support services from Oracle under Oracle's applicable Technical Support fees and policies in effect when such services are ordered.

3.   Additional Programs.  For a period of 30 months from the Effective Date,
     -------------------
     Customer may add the Programs specified below to this Order Form if such Programs are available in production release and are listed on Oracle's U.S. Price List for installation on the Designated Systems as of the Effective Date. The license fee for such Programs shall be at the discounts, specified below, off the Applicable License Fees. Upon Customer's exercise of this option, Oracle shall ship the Programs to Customer pursuant to the Miscellaneous section above. Customer may acquire first year Technical Support from

        Oracle for such Programs, at the discounts specified below, off the Applicable First Year Bronze Technical Support fees and policies in effect as of the Effective date. Thereafter, Customer may obtain annual Technical Support services from Oracle under Oracle's Technical Support fees and policies in effect when such services are ordered.

                                                       Discount off
                                                       Applicable          Discount off Applicable First year
Categories         License Level      License Type     License Fees        Bronze Technical Support Fees
-----------        -------------      ------------    -------------        -----------------------------------
Oracle8 Enterprise    Web Specific    Processor        40%**                30%
Edition Options*
Application Server    Web Specific    Processor        40%**                30%
Application Server    Web Specific    Processor        40%**                30%
Enterprise Edition

Oracle8 Enterprise    Web Specific    Processor        50%***               30%
Edition Options*
Application Server    Web Specific    Processor        50%***               30%
Application Server    Web Specific    Processor        50%***               30%
Enterprise Edition

Oracle8 Enterprise    Web Specific    Processor        60%***               30%
Edition Options*
Application Server    Web Specific    Processor        60%***               30%
Application Server    Web Specific    Processor        60%***               30%
Enterprise Edition

The Additional Programs ordered pursuant to this section shall be valid for 2 years from the Effective Date in accordance with Section C.2 above. Such Program licenses are not perpetual.

* For the purposes of the Order Form, the Oracle 8 Enterprise Edition Options include: Advanced Networking Option, Diagnostics Pack, Tuning Pack, Change Management Pack, Objects Option, Parallel Server Option, Partitioning Option and Oracle Lite Mobile Option.

** Customer shall receive such discount provided Customer has purchased a total of between 50 and 99 Processors of Oracle 8 Enterprise Edition pursuant to Sections A and D.2 above.

*** Customer shall receive such discount provided Customer has purchased a total of between 100 and 199 Processors of Oracle 8 Enterprise Edition pursuant to Sections A and D.2 above.

**** Customer shall receive such discount provided Customer has purchased a total of at least 200 Processors of Oracle 8 Enterprise Edition pursuant to Sections A and D.2 above.

4.   Assignment. Customer may not assign this Order Form to a third party (i.e.
     ----------
     a separate legal entity from Customer) without the prior written consent of Oracle. Oracle shall not unreasonably withhold such consent. Oracle hereby consents to the assignment of this Order Form to an entity resulting from a merger, consolidation or sale involving Customer, provided the assignee signs this order form and is not a competitor of Oracle's.

5.   On Sight Support Specialist.  In consideration for the technical support
     ---------------------------
     payment to Oracle specified above, Customer shall receive Technical Support services from 1 on-site technical support specialist for a total of 260 business days of dedicated service at the Customer Service Location. Reasonable travel, living and relocation expenses incurred by such on-site support specialist while performing services, at Customer's direction, away from the Customer Location shall be paid by Customer. Customer agrees to provide the on-site technical support specialist with office space, including access to all appropriate computer systems, all necessary software used to do their job, and a telephone, at no charge to Oracle. Oracle acknowledges that each such on-site technical support specialist is an Oracle employee with regard to applicable employee payroll, taxes and benefits. Thereafter, Customer may acquire such on-site technical support services under Oracle's technical support fees and policies in effect when such services are ordered.

-------------------------------------------------------------------------------
Customer and Oracle agree that the terms and pricing of this Order Form shall not be disclosed without the prior written consent of the other party. this quote is valid through May 27, 1999 and shall become binding upon execution by Customer and acceptance by Oracle.

DIGEX CORPORATION                                ORACLE CORPORATION
(AN INTERMEDIA
COMMUNICATIONS
COMPANY)

Signature:  /s/ John Scott                       Signature:  /s/ Craig Guarente
            ----------------------                           --------------------------------

Name:  John Scott                                Name:  Craig Guarente
       ---------------------------                      -------------------------------------

Title:  VP, Finance                              Title:  Senior Manager, Field Sales Support
        --------------------------                       ------------------------------------

Effective Date:  5/27/99
                 -----------------

-------------------------------------------------------------------------------

PROGRAM SUMMARY:

PROGRAMS                       DESIGNATED SYSTEMS               MEDIA TYPE
---------                      ------------------               ----------
Oracle 8 Enterprise Edition    Sun Spare/Solaris 2              CD

Oracle 8 Enterprise Edition    PC Compatible/Windows NT         CD